                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  DECEMBER 31, 1998
                                                   -----------------------------

                     NETSCAPE COMMUNICATIONS CORPORATION.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     DELAWARE                        0-26310                 94-3200270
--------------------------------------------------------------------------------
     (State or other               (Commission             (IRS Employer
     jurisdiction of               File Number)        Identification Number)
     incorporation)

     501 EAST MIDDLEFIELD ROAD, MOUNTAIN VIEW, CALIFORNIA      94043
--------------------------------------------------------------------------------
           (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (650) 254-1900
                                                     ---------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

     On December 31, 1998 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization dated as of November 10, 1998, as amended by Amendment No. 1 to the Agreement and Plan of Reorganization dated as of December 4, 1998 (collectively, the "Reorganization Agreement"), among Netscape Communications Corporation ("Netscape"), Fifi Acquisition Corporation, a California corporation and wholly-owned subsidiary of Netscape ("Merger Sub"), and AtWeb, Inc., a California corporation ("AtWeb"), Netscape acquired AtWeb by means of a statutory merger (the "Merger") of Merger Sub with and into AtWeb, with AtWeb remaining as the surviving corporation in the Merger. As a result of the Merger, AtWeb became a wholly-owned subsidiary of Netscape. Merger Sub was formed solely for the purpose of effecting the Merger.

     Pursuant to the Reorganization Agreement, an aggregate of 3,363,823 shares of Netscape Common Stock were either issued in exchange for all of the issued and outstanding capital stock of AtWeb or reserved for issuance upon exercise of all unexpired and unexercised stock options to acquire capital stock of AtWeb (which were assumed by Netscape in the Merger). Each outstanding share of AtWeb capital stock was converted into the right to receive a number of shares of Netscape Common Stock equal to 3,363,823 divided by the sum of (i) the total number of shares of AtWeb capital stock outstanding on the Closing Date, and (ii) the total number of shares of AtWeb capital stock subject to unexpired and unexercised options and warrants to purchase AtWeb capital stock outstanding on the Closing Date (the "Exchange Ratio"). All outstanding options to purchase AtWeb capital stock outstanding immediately prior to the Merger were assumed by Netscape. Each such option became exercisable for that number of shares of Netscape Common Stock equal to the product of (a) the Exchange Ratio and (b) the number of shares of AtWeb capital stock subject to such option immediately prior to the Merger. The per share exercise price of each such option was adjusted to equal the quotient of (x) the per share exercise price of such option immediately prior to the Merger and (y) the Exchange Ratio, such that the aggregate exercise price of each option assumed by Netscape remained equal to the aggregate exercise price of each such option immediately prior to the Merger.

     AtWeb, a leading online Web site services company, provides an integrated suite of online products and services for automated Web site promotion, maintenance and communication.


                                       -2-

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF ATWEB.

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (c)  EXHIBITS.

          2.1 Agreement and Plan of Reorganization dated as of November 10, 1998, as amended by Amendment No. 1 to the Agreement and Plan of Reorganization dated as of December 4, 1998.

          2.2 Agreement of Merger dated December 31, 1998, filed with the Secretary of State of the State of California on December 31, 1998.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 8, 1999            NETSCAPE COMMUNICATIONS
                                   CORPORATION


                                   /s/ Peter L.S. Currie
                                   --------------------------------
                                   Peter L.S. Currie
                                   Executive Vice President and Chief
                                   Administrative Officer

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                               INDEX TO EXHIBITS


                                                                                     Sequentially
  Exhibit                                                                              Numbered
  Number                         Description of Document                                 Page
-----------   --------------------------------------------------------------------   ------------

     2.1       Agreement and Plan of Reorganization dated as of November 10,
               1998, as amended by Amendment No. 1 to the Agreement and Plan of Reorganization dated as of December 4, 1998.

     2.2       Agreement of Merger dated December 31, 1998, filed with the
               Secretary of State of the State of California on December 31, 1998.
